UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2003

OCEAN VENTURES INC.
(Exact name of registrant as specified in its charter)

Alberta, Canada
(State or other jurisdiction of incorporation)

000-32715
(Commission File Number)

98-0343194
(IRS Employer Identification No.)

604 - 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7
(Address of principal executive offices and Zip Code)

604.669.2615
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On January 14, 2003, we filed our Form 10-QSB for the quarter ended November 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Principal Executive Officer and Principal Financial and Accounting Officer to certify periodic reports that contain financial statements, we have attached as exhibit 99.1 to this Form 8-K Current Report the Certification of the Principal Executive Officer and the Principal Financial and Accounting Officer.

Exhibits

99.1 Certification dated January 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN VENTURES INC.

By: /s/ Raymond Mol
Raymond Mol
Principal Executive Officer and Director
Date: January 14, 2003